UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CASELLA WASTE SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Jeffrey A. Stein Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, Massachusetts 02109 (617) 526-6000	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

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Casella Waste Systems, Inc., a Delaware corporation (“Casella” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2015 Annual Meeting of Stockholders to be held on Friday, November 6, 2015, and at any and all adjournments or postponements thereof (the “2015 Annual Meeting”). On September 22, 2015, Casella filed with the SEC its definitive proxy statement and accompanying definitive WHITE proxy card in connection with its solicitation of proxies to be used at the 2015 Annual Meeting.

Press Release Issued by Casella on October 26, 2015

Attached hereto is a press release issued by Casella on October 26, 2015 announcing that Institutional Shareholder Services Inc. (ISS), a leading independent third-party proxy advisory firm, has issued a report recommending to its clients that are Casella stockholders that they vote the WHITE proxy card FOR ALL three of Casella’s director nominees –John W. Casella, William P. Hulligan and James E. O’Connor – standing for election at the 2015 Annual Meeting. As previously announced, JCP Investment Partnership, LP and the other participants in its solicitation are pursuing a proxy contest to elect two nominees to the Casella Board of Directors at the 2015 Annual Meeting.

Important Information And Where To Find It

Casella, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Casella’s stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. On September 22, 2015, Casella filed a definitive proxy statement and accompanying definitive WHITE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from Casella stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY CASELLA WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the definitive proxy statement, any amendments or supplements to the definitive proxy statement, the accompanying definitive WHITE proxy card, and any other documents filed by Casella with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of Casella’s corporate website at www.casella.com, by writing to Casella’s Corporate Secretary at Casella Waste Systems, Inc., 25 Greens Hill Lane, Rutland, VT 05701, or by calling Casella’s Corporate Secretary at (802) 772-2257.

PRESS RELEASE ISSUED ON OCTOBER 26, 2015

LEADING PROXY ADVISORY FIRM ISS RECOMMENDS THAT CASELLA WASTE SYSTEMS

STOCKHOLDERS VOTE THE WHITE PROXY CARD FOR ALL OF CASELLA’S DIRECTOR NOMINEES

ISS Recognizes Recent Substantial Improvements by Casella Board

Casella Urges Stockholders to Follow ISS’ Recommendation and Vote on the WHITE Proxy Card

RUTLAND, VT., October 26, 2015 – Casella Waste Systems, Inc. (Nasdaq: CWST) (“Casella” or the “Company”), a regional solid waste, recycling, and resource management services company, today announced that Institutional Shareholder Services Inc. (“ISS”), a leading independent proxy advisory firm, has issued a report recommending that Casella stockholders vote the WHITE proxy card FOR ALL three of Casella’s director-nominees – John W. Casella, William P. Hulligan and James E. O’Connor – standing for election at the 2015 Annual Meeting of Stockholders to be held on November 6, 2015. ISS’ clients include institutional investors, mutual funds, pension funds and other fiduciaries. As previously disclosed, JCP Investment Management, LLC (“JCP”) is conducting a proxy contest and is seeking the election at the 2015 Annual Meeting of two director candidates in opposition to the highly qualified and very experienced nominees unanimously recommended by the Casella Board.

Commenting on the ISS report, Casella issued the following statement:

“We are very pleased that ISS, one of the leading independent, third-party proxy advisory firms, has carefully reviewed the voting alternatives and has recommended that stockholders vote for all three of Casella’s director nominees on the WHITE proxy card. As we have stated consistently, we do not believe that any of JCP’s nominees have experience comparable to that of any of the highly qualified and very experienced members of the Casella Board that JCP is seeking to replace and we believe that JCP’s proposed board candidates lack the relevant experience necessary to drive long-term stockholder value. We also do not believe that any of JCP’s nominees would bring to Casella’s Board any relevant insights, perspectives, skills or competencies not already present among the current members of the Casella Board.”

In its October 24, 2015 report recommending that Casella stockholders vote the WHITE proxy card FOR ALL three of the highly qualified and experienced director-nominees recommended by the Casella Board, ISS noted in its conclusion that JCP had not made a compelling case that additional change to Casella’s Board is needed and that votes for the Casella Board’s nominees on the WHITE proxy card are warranted.

Additionally, ISS highlighted the significant and numerous positive changes that have already occurred at Casella. In particular, ISS took note of the refreshment of the Casella Board of Directors that has taken place, recognizing that four new directors have been added to the Casella Board since 2008. ISS noted:

“The two most recent additions [William P. Hulligan and James E. O’Connor], both within the past year, appear to reflect the board’s commitment to chart a new course, in part, by adding credible industry expertise to the independent directors.”

ISS also took note of the significant progress and momentum Casella has achieved in executing on its strategy, strengthening its management team, simplifying and streamlining its business, reducing its exposure to risk, improving its financial performance and positioning Casella for long-term growth and profitability. ISS noted that:

“the current board appears to have made meaningful effort to put the company back onto a more promising path, including through reshuffling management, reassessing pricing structures, divesting underperforming assets, cost controls and focus on operational efficiency. Casella’s most recent financial results also appear to support the board’s assertions that its strategy is yielding improvements.”

With respect to JCP’s proposed board candidates, ISS noted its concern that the JCP nominees may not bring to the Casella Board any perspectives not already present among the current members of the Casella Board and the risk that JCP’s proposed board candidates could have an adverse effect on the progress and momentum that Casella has achieved in executing on its strategy. As ISS recognized:

“the risk of derailing the recent improvements overseen by the current board appears to outweigh the potential benefits of injecting additional, but potentially duplicative new perspective to the board.”

Casella stockholders are reminded that their vote is extremely important, no matter how many or how few shares they own. All stockholders of record as of September 18, 2015 are entitled to vote at the 2015 Annual Meeting of Stockholders. Casella urges stockholders to vote FOR ALL three of Casella’s director nominees – John W. Casella, William P. Hulligan and James E. O’Connor – on the WHITE proxy card today.

Stockholders may vote by returning the WHITE proxy card or by phone or Internet by following the instructions on the WHITE proxy card they have received. Stockholders are urged to discard any gold proxy card or voting instruction form they may have received from JCP. Even a WITHHOLD vote with respect to JCP’s nominees on its gold proxy card will cancel any proxy previously given to Casella. If a stockholder previously signed a gold proxy card sent by JCP, that proxy card can be revoked by voting a new WHITE proxy card for the Board’s recommended nominees. Only the latest-dated proxy will count.

In order for stockholders to have access to all relevant information concerning the 2015 Annual Meeting that Casella has made available, Casella has developed a website focused on the 2015 Annual Meeting, which is accessible at www.casellastockholders.com.

Casella is being advised in connection with the proxy contest by Wilmer Cutler Pickering Hale and Dorr LLP and Morgan, Lewis & Bockius LLP. Mackenzie Partners, Inc. is serving as Casella’s proxy solicitor.

About Casella Waste Systems, Inc.

Casella Waste Systems, Inc., headquartered in Rutland, Vermont, provides solid waste management services consisting of collection, transfer, disposal, and recycling services in the northeastern United States. For further information, investors may contact Ned Coletta, Chief Financial Officer at (802) 772-2239; media may contact Joseph Fusco, Vice President at (802) 772-2247; and anyone may visit Casella’s website at http://www.casella.com.

Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,”

“guidance” and other similar expressions, whether in the negative or affirmative. Similarly, statements that describe the objectives, plans or goals of Casella are forward-looking. Such forward-looking statements include, but are not limited to, statements regarding the anticipated proxy contest by JCP Investment Management, LLC and the other participants in its solicitation, Casella’s initiatives to improve Casella’s performance and increase its growth and profitability, Casella’s future operational and financial performance, Casella’s actions taken or contemplated to enhance its long-term prospects and enhance value for its stockholders, Casella’s efforts to execute on and implement its strategic plan, Casella’s plans to simplify its business structure, Casella’s actions taken or contemplated with respect to corporate and board governance, Casella’s plans to improve its cash flows and reduce its risk exposure by divesting or closing operations that do not fit within its core strategy, Casella’s plans to strengthen its balance sheet, promote financial flexibility and position Casella to achieve its target growth trajectory and Casella’s plans to achieve its three (3) year financial objectives and to drive additional value creation for the benefit of all its stockholders. These forward-looking statements are based on current expectations, estimates, forecasts and projections and management’s current beliefs and assumptions and, accordingly, are not guarantees of future performance. Such forward-looking statements, and all phases of Casella’s operations, involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in Casella’s forward-looking statements. There are a number of important risks and uncertainties that could cause Casella’s actual events to differ materially from those indicated or implied by such forward-looking statements. These additional risks and uncertainties include, without limitation, risks related to the actions of JCP and other activist stockholders, including the amount of related costs incurred by Casella and the disruption caused to Casella’s business activities by these actions and those risks detailed in Item 1A, “Risk Factors” in Casella’s Form 10-KT for the transition period ended December 31, 2014, in its Form 10-Q for the quarterly period ended September 30, 2015 and in its subsequent filings with the Securities and Exchange Commission (“SEC”). Accordingly, you should not rely upon forward-looking statements as a prediction of actual results. Casella undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information And Where To Find It

Casella, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Casella’s stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. On September 22, 2015, Casella filed a definitive proxy statement and accompanying definitive WHITE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from Casella stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY CASELLA WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the definitive proxy statement, any amendments or supplements to the definitive proxy statement, the accompanying definitive WHITE proxy card, and any other documents filed by Casella with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of Casella’s corporate website at www.casella.com, by writing to Casella’s Corporate Secretary at Casella Waste Systems, Inc., 25 Greens Hill Lane, Rutland, VT 05701, or by calling Casella’s Corporate Secretary at (802) 772-2257.

CONTACTS

Investors:

Ned Coletta

Chief Financial Officer

(802) 772-2239

Media:

Joseph Fusco

Vice President

(802) 772-2247

OR

Mark Harnett/Zachary Tramonti

Sard Verbinnen & Co.

(212) 687-8080